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                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement         [_]  CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                            HIGHLAND BANCORP, INC
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

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Notes:

                            HIGHLAND BANCORP, INC.
                          601 South Glenoaks Boulevard
                           Burbank, California 91502
                                 (818) 848-4265

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON APRIL 22, 1998

TO EACH STOCKHOLDER OF HIGHLAND BANCORP, INC.:

     NOTICE IS HEREBY GIVEN that the 1998 Annual Meeting of Stockholders (the "Meeting") of Highland Bancorp, Inc. (the "Company"), will be held at 10:00 a.m. on Wednesday, April 22, 1998 at the Police and Fire Department Building, Community Room, 200 N. Third Street, Burbank, CA 91502 for the following purposes, all as set forth in the attached Proxy Statement:

     1. To elect two directors to serve until the election of directors in 2001 and until their respective successors are elected and have qualified. The nominees of the Board of Directors are Richard J. Cross and William
        G. Dyess, each of whom is currently a director of the Company;

     2. To approve the Company's Amended and Restated 1994 Stock Option and Performance Share Award Plan;

     3. To consider and act on the ratification of KPMG Peat Marwick LLP as independent auditors for the Company for 1998; and

     4. To transact such other business as may properly come before the Meeting or any adjournment thereof.

     The Board of Directors has fixed the close of business on March 23, 1998 as the record date for the determination of stockholders entitled to receive notice of and to vote at the Meeting and any and all adjournments thereof. Only holders of the common stock of the Company at the close of business on March 23, 1998 are entitled to notice of and to vote in person or by proxy at the Meeting.

     ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. HOWEVER, WHETHER OR NOT YOU EXPECT TO ATTEND, YOU ARE URGED TO READ THE ATTACHED PROXY STATEMENT AND THEN COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE AS PROMPTLY AS POSSIBLE. IF YOU RECEIVED MORE THAN ONE PROXY CARD BECAUSE YOU OWN SHARES REGISTERED IN DIFFERENT NAMES OR AT DIFFERENT ADDRESSES, EACH PROXY CARD SHOULD BE SEPARATELY COMPLETED AND RETURNED. IF YOU ATTEND THE MEETING AND WISH TO VOTE IN PERSON, YOU MAY WITHDRAW YOUR PROXY. THE PROXY MAY BE REVOKED AT ANY TIME PRIOR TO ITS EXERCISE. IN ORDER TO FACILITATE THE PROVIDING OF ADEQUATE ACCOMMODATIONS, PLEASE INDICATE ON THE PROXY WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING.

                              By Order of the Board of Directors

                              /s/ Anthony L. Frey

                              Anthony L. Frey
                              Executive Vice President,
Dated:  March 31, 1998        Chief Financial Officer and Corporate Secretary

                             HIGHLAND BANCORP, INC.
                          601 South Glenoaks Boulevard
                           Burbank, California 91502
                                 (818) 848-4265

                  --------------------------------------------

                                PROXY STATEMENT
                  --------------------------------------------


                         ANNUAL MEETING OF STOCKHOLDERS

                          TO BE HELD ON APRIL 22, 1998


     This proxy statement (the "Proxy Statement") is furnished to stockholders of Highland Bancorp, Inc. (the "Company"), in connection with the solicitation by the Board of Directors of the Company of proxies for use at the Company's Annual Meeting of Stockholders (the "Meeting") to be held at 10:00 a.m. on Wednesday, April 22, 1998, and at any and all adjournments thereof, for the purposes set forth in the foregoing Notice of the Meeting. The Company is the holding company of Highland Federal Bank, a federally chartered savings bank (the "Bank"). At a Special Meeting of Stockholders held on December 11, 1997, the Bank's shareholders approved a Plan of Reorganization and Agreement of Merger pursuant to which the Bank became the wholly owned subsidiary of the Company and each issued and outstanding share of common stock of the Bank was converted into and exchanged for one share of common stock of the Company (the "Reorganization"). The Reorganization was completed on December 16, 1997.

     Only holders of the common stock of the Company at the close of business on March 23, 1998 are entitled to notice of and to vote in person or by proxy at the Meeting. All proposals set forth below are proposals of the Company. The Proxy Statement and the enclosed form of proxy are first being mailed to stockholders on or about March 31, 1998.

MATTERS TO BE CONSIDERED

     At the Meeting, the stockholders of the Company will vote upon (i) the election of two directors; (ii) the proposal to approve the Company's Amended and Restated 1994 Stock Option and Performance Share Award Plan (the "Option Plan"); (iii) the ratification of the selection of KPMG Peat Marwick LLP as the Company's independent auditors for 1998; and (iv) such other business as may properly come before the Meeting or any adjournment thereof. The Board of Directors does not know of any matter to be brought before the Meeting other than those described in this Proxy Statement.

VOTING RIGHTS AND VOTES REQUIRED

     The Board of Directors has fixed March 23, 1998 as the date (the "Record Date") for the determination of stockholders entitled to notice of, and to vote at, the Meeting. At the close of business on the Record Date, there were outstanding and entitled to vote 2,322,687 shares of common stock, par value $0.01 per share, of the Company (the "Common Stock").

     A majority of the outstanding shares of Common Stock must be represented in person or by proxy at the Meeting in order to constitute a quorum for the transaction of business. Except as set forth below, the holder of record of each share of Common Stock entitled to vote at the Meeting will have one vote for each share so held on each matter to be presented at the Meeting.

     In the election of directors, a stockholder may cumulate his votes for the candidates in nomination. Each share of Common Stock will be entitled to the number of votes equal to the number of directors to be elected, and a stockholder may cast all his votes for a single candidate or may distribute his votes among two or more candidates in such manner as the stockholder deems appropriate. The candidates receiving the highest number of votes will be elected as directors of the Company. Discretionary authority to cumulate votes is hereby solicited by the Board, and the return of an executed proxy confers such authority.

     The affirmative vote of the holders of a majority of the Common Stock present in person or represented by proxy and entitled to vote at the Meeting will be required to approve the Amended and Restated Option Plan and the ratification of the selection of KPMG Peat Marwick LLP as independent auditors.

     Abstentions and broker non-votes, if any, will be treated as shares present and entitled to vote for purposes of determining the presence of a quorum. For the purpose of determining whether a proposal described herein has received the necessary votes to be approved, abstentions from voting on any matter, other than the election of directors, will have the effect of a vote AGAINST such matter, while broker non-votes, if any, do not count in the determination of the voting results on any of the matters to be presented to a vote at the Meeting.

     In the event that the votes necessary to approve any of the foregoing proposals have not been obtained by the date of the Meeting, the Chairman of the Meeting may, in his discretion, adjourn the Meeting from time to time to permit the solicitation of additional proxies by the Board of Directors.

SOLICITATION AND VOTING OF PROXIES

     In connection with the solicitation by the Board of Directors of proxies for use at the Meeting, the Board of Directors has designated Richard J. Cross, Chairman of the Board of Directors, and Stephen N. Rippe, President and Chief Executive Officer, as proxy holders (the "Proxy Holders"). Common Stock represented by all properly executed proxies will be voted at the Meeting in accordance with the instructions specified thereon. If no instructions are specified, Common Stock represented by any properly executed proxy will be voted FOR the election of each of the nominees listed below under "Election of Directors," FOR the approval of the Amended and Restated Option Plan and FOR the ratification of the selection of KPMG Peat Marwick LLP as independent auditors for the Company for 1998. If, with respect to the election of directors, a stockholder withholds authority to vote for any of the nominees listed below, the votes of such stockholder will be cumulated by the Proxy Holders and will be allocated in favor of the nominee(s) for which authority to vote has not been withheld in such manner as the Proxy Holders in their discretion shall determine. The Board of Directors is not aware of any other matters that will come before the Meeting other than those described above, however, if any other matters are properly presented at the Meeting, the proxies will be voted by the Proxy Holders in accordance with the recommendations of the Board of Directors.

     A stockholder may revoke his or her proxy at any time prior to its exercise by filing with the Secretary of the Company an instrument of revocation or a valid proxy bearing a later date, or by attending the Meeting and requesting that such proxy be revoked. Attendance at the Meeting will not, in itself, constitute revocation of a previously granted proxy.

     The expense of this solicitation will be paid by the Company. To the extent necessary to assure sufficient representation at the Meeting, proxies may be solicited by any appropriate means by directors, officers and other employees of the Company, who will receive no additional compensation therefor. The Company will reimburse persons holding Common Stock in their names or the names of their nominees but not owning such Common Stock beneficially (such as brokerage houses, banks and other fiduciaries) for the expense of forwarding soliciting material to their principals.

                        SECURITY OWNERSHIP OF MANAGEMENT

     The following table sets forth the beneficial ownership of the Common Stock as of March 23, 1998 by each director and executive officer and by all directors and executive officers of the Company as a group. Except as noted, all such shares are beneficially owned solely by such individual or jointly with such individual's spouse.

NAME OF BENEFICIAL OWNER                                  AMOUNT BENEFICIALLY OWNED     PERCENT OF CLASS(1)
------------------------                                  -------------------------     -------------------
Richard J. Cross....................................              15,000(2)(3)                   *
Woodrow W. DeWitt...................................              47,220(2)                     2.0%
William G. Dyess....................................              16,000(2)(4)                   *
Anthony L. Frey.....................................              18,000(5)                      *
Ellen B. Geiger.....................................              20,066(6)                      *
Ben Karmelich.......................................               5,302(2)                      *
Richard O. Oxford...................................              14,525(2)                      *
George Piercy.......................................              45,720(2)                     2.0%
Stephen N. Rippe....................................              55,417(7)                     2.3%
Shirley E. Simmons..................................               8,508(2)                      *
Garry P. Warren.....................................              24,050(8)                     1.0%
All directors and executive officers as a group
  (11 persons)......................................             269,808(9)                    11.1%

-------------------
 *   Less than 1%.
(1) Shares which the person (or group) has the right to acquire within 60 days after the Record Date are deemed to be outstanding in calculating the percentage ownership of the person (or group) but are not deemed to be outstanding as to any other person (or group).
(2) Includes 5,000 shares which may be acquired within 60 days upon exercise of outstanding options.
(3) Does not include 3,000 shares owned by Mr. Cross's wife, as to which Mr. Cross disclaims beneficial ownership.
(4) Does not include 1,600 shares owned by Mr. Dyess's wife as to which Mr. Dyess disclaims beneficial ownership.
(5) Includes 15,250 shares which may be acquired within 60 days upon exercise of outstanding options.
(6) Includes 15,400 shares which may be acquired within 60 days upon exercise of outstanding options.
(7) Includes 40,250 shares which may be acquired within 60 days upon exercise of outstanding options.
(8) Includes 4,250 shares which may be acquired within 60 days upon exercise of outstanding options.
(9) Includes a total of 110,150 shares which may be acquired within 60 days upon exercise of outstanding options.

                SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     Management knows of no person who, as of March 23, 1998, beneficially owned in excess of five percent (5%) of the outstanding Common Stock of the Company, except for the stockholders identified in the following table:

Name and Address                              Common Stock Beneficially Owned
of Beneficial Owner                                  at March 23, 1998
-------------------------------------------------------------------------------
                                            Number of Shares   Percent of Class
                                            -----------------------------------
Wellington Management Company, LLP (1)           253,483             10.9%
     75 State Street
     Boston, Massachusetts 02109
John Hancock Advisors, Inc. (2)                  169,667              7.3%
     101 Huntington Avenue
     Boston, Massachusetts 02199
Tidal Insurance Limited (3)                      145,833              6.3%
     11901 Olive Boulevard
     St. Louis, Missouri  63141
Deltec Asset Management Corporation(4)           580,672             25.0%
     535 Madison Avenue
     New York, New York 10022

________________________
(1) Based on a Schedule 13G filed by Wellington Management Company, LLP on March 3, 1998.
(2) Based on a Schedule 13G filed by John Hancock Advisors, Inc. on January 20, 1998.
(3) Based on a Schedule 13D filed by Tidal Insurance Limited on November 4, 1996. Tidal Insurance Limited is an affiliate of First Banks, Inc., a registered bank holding company. The voting stock of First Banks, Inc. is owned by various trusts which were created by and are administered for the benefit of Mr. James F. Dierberg and members of his immediate family. Accordingly, Mr. Dierberg controls management and the policies of First Banks, Inc. and the election of its directors.
(4) Based on a Form 4 filed by Deltec Asset Management Corporation on March 2, 1998.

                                  PROPOSAL 1:

                             ELECTION OF DIRECTORS

     The Bylaws of the Company provide that the number of directors of the Company shall be fixed from time to time by resolution of the Board of Directors, but shall not be less than seven (7) nor more than fifteen (15), divided into three classes as nearly equal in number as possible. The Board of Directors currently consists of eight members, and is divided into three classes designated as Class I (consisting of two members), Class II and Class III (each consisting of three members). The members of Class III, whose term of office expires at the Meeting, are Richard J. Cross, William G. Dyess and Ben Karmelich. The members of Class I, whose term of office expires in 1999, are Stephen N. Rippe and George Piercy. The members of Class II, whose term of office expires in 2000, are Woodrow W. DeWitt, Richard O. Oxford and Shirley Simmons. Each director's term of office expires at the Annual Meeting of Stockholders in the year in which his or her term expires and when his or her successor is elected and has qualified. On March 16, 1998, the Company's Board of Directors approved a resolution to reduce the number of Class III directors to two members effective upon the election of directors at the Meeting, thereby reducing the size of the Board of Directors to seven members. Each of the members of the Board of Directors of the Company is also a member of the Board of Directors of the Bank.

NOMINEES FOR ELECTION

     The Company's Bylaws provide that the Board of Directors shall act as a nominating committee for selecting management's nominees for election as directors. The Bylaws also provide that, if the Board of Directors makes such nominations, no nominations for directors except those made by the Board of Directors shall be voted upon at the annual meeting unless made in accordance with the following. Nominations for directors may be made by any shareholder of the Company entitled to vote for the election of directors at that meeting pursuant to timely notice in writing to the Secretary of the Company. To be timely, a shareholder's notice shall be delivered to or received at the principal executive offices of the Company not less than twenty (20) days prior to the meeting; provided, however, that in the event that less than thirty (30) days' notice of the date of the meeting is given to shareholders, notice by the shareholder to be timely must be so received not later than the close of business on the tenth (10th) day following the day on which such notice of the date of the meeting was mailed. Such shareholder's notice shall set forth: (i) as to each person whom the shareholder proposes to nominate for election or reelection as a director: (a) the name, age, business address and residence address of such person; (b) the principal occupation or employment of such person; and (c) such person's written consent to serving as a director, if elected; and (ii) as to the shareholder giving the notice: (a) the name and address of such shareholder; and (b) the class and number of shares of the Company which are owned of record by such shareholder.

     The nominees of the Board of Directors for election as directors at the Meeting are Richard J. Cross and William G. Dyess. Unless otherwise indicated on a proxy, each proxy will be voted for the election of such individuals to serve until the annual meeting of stockholders to be held in 2001 and until their successors are elected and have qualified. Each of such nominees is an incumbent director and has consented to being named as a nominee for election of directors in this Proxy Statement and to serving as a director if elected.

     Although the Board of Directors does not know of any reason why any nominee will be unavailable for election, in the event any nominee should be unavailable at the time of the Meeting, the proxies may be voted for a substitute nominee selected by the Board of Directors.

     The following sets forth, as of March 23, 1998, certain information concerning each of the individuals nominated for election as a director (Class
III) at the Meeting:

                             POSITION WITH THE
                             -----------------
NAME AND AGE               COMPANY AND THE BANK            PRINCIPAL OCCUPATION AND BUSINESS EXPERIENCE
------------------------   ---------------------   ------------------------------------------------------------
Richard J. Cross (68)      Chairman of the Board   Chairman of the Board of Directors of the Company since
                           of Directors            1997.  Chairman of the Board of Directors of the Bank
                                                   since 1993.  Vice Chairman of the Board of Directors of the
                                                   Bank from 1992 to 1993 and a Director of the Bank since
                                                   1990.  Managing Partner of Cross Investment Company (an
                                                   investment and consulting company) since 1971 and
                                                   Professor of Management and Finance at Woodbury
                                                   University since 1985. Twenty-seven years' commercial
                                                   banking experience, including various executive positions
                                                   with Lloyds Bank from 1962 to 1981, most recently as
                                                   Executive Vice President.

William G. Dyess (72)      Director                Director of the Company since 1997.  Director of the Bank
                                                   since 1968.  An independent real estate appraiser since
                                                   1955.

     The following sets forth, as of March 23, 1998, certain information concerning each of the Company's Class II directors:

                              POSITION WITH THE
                              -----------------
NAME AND AGE                 COMPANY AND THE BANK           PRINCIPAL OCCUPATION AND BUSINESS EXPERIENCE
--------------------------   --------------------    ------------------------------------------------------------
Woodrow W. DeWitt (82)       Director                Director of the Company since 1997.  Director of the Bank
                                                     since 1968.  Chairman of the Board of DeWitt Transfer &
                                                     Storage since 1955.

Richard O. Oxford (60)       Director                Director of the Company since 1997.  Director of the Bank
                                                     since 1991.  President and Chief Executive Officer of Dial
                                                     Industries, Inc. (a manufacturer of housewares) since 1978.
                                                     Associate, McKinsey & Co. (international management
                                                     consulting firm) from 1965 to 1968.  In 1993, Arroyo Seco
                                                     Enterprises, a partnership of which Mr. Oxford was General
                                                     Partner, filed for bankruptcy under Chapter 11 of the
                                                     Bankruptcy Code.  This bankruptcy was discharged in
                                                     1995.

Shirley E. Simmons (63)      Vice Chairman of the    Director of the Company since 1997.  Vice Chairman of the
                             Board of Directors      Board of Directors of the Bank since 1995 and a Director
                                                     of the Bank since 1991.  Retired since 1991.  Various
                                                     executive positions with Security Pacific National Bank
                                                     from 1958 to 1991, most recently as Regional Vice
                                                     President (1988 to 1991).

     The following sets forth, as of March 23, 1998, certain information concerning each of the Company's Class I directors:

                              POSITION WITH THE
                              -----------------
NAME AND AGE                COMPANY AND THE BANK                       PRINCIPAL OCCUPATION AND BUSINESS EXPERIENCE
------------------------    --------------------      -----------------------------------------------------------------------------
George Piercy (79)          Director                  Director of the Company since 1997. Vice Chairman of the Board of Directors of the Bank from 1993 to 1995 and a Director of the Bank since 1968. Chairman of the Board of Directors of the Bank from 1982 to 1993. President of Highland
                                                      Auto and Truck Supply (manufacturer of military truck parts and accessories)
                                                      since 1949 .

Stephen N. Rippe (51)      President,                 Director of the Company since 1997. President of the Bank since April 1994
                           Chief Executive Officer    and Executive Vice President from February to April 1994. Director of the
                           and Director               Bank since February 1994. Chief Operating Officer of Imperial Thrift and Loan
                                                      Association from 1991 to 1994. Various executive positions with Security
                                                      Pacific National Bank from 1971 to 1989, including President of Security
                                                      Pacific Bank Nevada from 1987 to 1989 and Regional Manager for business banking from 1984 to 1987.

     The following sets forth, as of March 23, 1998, certain information concerning each of the Company's and the Bank's executive officers, other than Mr. Rippe.

                               POSITION WITH THE
                               -----------------
NAME AND AGE                 COMPANY AND THE BANK              PRINCIPAL OCCUPATION AND BUSINESS EXPERIENCE
------------------------     --------------------       --------------------------------------------------------
Anthony L. Frey (44)       Executive Vice President,   Executive Vice President, Chief Financial Officer and
                           Chief Financial Officer     Secretary of the Company since December 1997.
                           and Secretary               Executive Vice President, Chief Financial Officer and
                                                       Secretary of the Bank since January 1997.  Senior Vice
                                                       President, Chief Financial Officer and Secretary of the
                                                       Bank from May 1996 to January 1997.  Various
                                                       executive positions with Imperial Thrift and Loan
                                                       Association from August 1994 to May 1996, most
                                                       recently as Senior Vice President and Chief Financial
                                                       Officer.  Senior Vice President and Controller of Home
                                                       Fed Bank from 1984 to 1994.  Various positions with
                                                       KPMG Peat Marwick LLP from 1979 to 1984.  Mr. Frey
                                                       is a Certified Public Accountant.


     NAME AND AGE          POSITION WITH THE BANK            PRINCIPAL OCCUPATION AND BUSINESS EXPERIENCE
------------------------   -------------------------   --------------------------------------------------------
Ellen B. Geiger (45)       Executive Vice President    Executive Vice President and Branch Administrator of
                           and Branch Administrator    the Bank  since January 1997.  Senior Vice President
                                                       and Branch Administrator of the Bank from July 1995
                                                       to January 1997.  Founder and President of
                                                       Geiger/Kochakji & Associates (banking industry
                                                       consultants) from 1991 to 1995.  Various executive
                                                       positions with Security Pacific National Bank from 1979
                                                       to 1991, most recently as Senior Vice President and
                                                       Branch Administrator.

Garry P. Warren (47)       Executive Vice President    Executive Vice President and Chief Lending Officer of
                           and Chief Lending Officer   the Bank since January 1997.  Senior Vice President and
                                                       Chief Lending Officer of the Bank from May 1994 to
                                                       January 1997.  Southern California Regional Manager
                                                       of Imperial Thrift and Loan Association from 1993 to
                                                       1994.  Vice President of Pacific First Mortgage from
                                                       1990 to 1992.  Senior Director of Grubb and Ellis,
                                                       Mortgage Banking Division, from 1987 to 1990.  Senior
                                                       Vice President of American Savings from 1983 to 1987.
                                                       Vice President and Manager for Citicorp from 1981 to
                                                       1983.

COMMITTEES OF THE BOARD OF DIRECTORS

     The Board of Directors has established, in addition to certain other committees, an Audit Committee and a Personnel/Compensation Committee. Prior to the consummation of the Reorganization on December 16, 1997, each of the Committees described below was a committee of the Board of Directors of the Bank.

     The Audit Committee, currently comprised of Ms. Simmons (Chairman of the Committee) and the six other directors who are not employees of the Company, reviews the examinations of the Bank conducted by the Office of Thrift Supervision ("OTS"), meets with the Company's independent auditors to receive their evaluation of the condition of the Company and the adequacy of its internal controls and procedures, reviews the annual audit of the Company, considers the adequacy of auditing procedures, recommends appointment of the Company's independent auditors and reviews proposed and actual fees for both audit and non-audit accounting services. This committee also reviews reimbursement of expenses incurred by officers. The Audit Committee held five meetings in 1997.

     The Personnel/Compensation Committee, currently comprised of Mr. Oxford (Chairman of the Committee), Mr. Cross, Mr. Piercy and Ms. Simmons, reviews recommendations from management concerning the policies governing the setting of salaries and bonuses of all employees, sets the compensation of the executive officers, is responsible for the administration of the Option Plan, makes all awards of options and other awards pursuant to the Option Plan, and has responsibility for designing and submitting to the Board policies and plans with respect to long-term and incentive compensation programs. The Personnel/Compensation Committee held two meetings in 1997.

MEETINGS OF DIRECTORS

     During 1997, the Board of Director of the Bank held 13 meetings. The Board of Directors of the Company held one meeting in 1997. Each director attended at least 75% of the total number of meetings of the Board of Directors of the Company and the Bank and the committees of which he or she was a member.

COMPENSATION OF DIRECTORS

     During 1997, each director of the Bank, other than directors who were also employees of the Bank, was paid directors' fees of $2,000 per month. Mr. Cross (Chairman of the Board) received additional fees of $417 per month as compensation for that position. Ms. Simmons (Chairman of the Audit Committee) received additional fees of $208 per month as compensation for that position. Pursuant to this arrangement, the Bank paid $240,775 in aggregate compensation to directors during 1997. Each director of the Bank who has reached the age of 72 and has served as a director for at least 18 years or was a director on August 19, 1985, or who becomes unable to continue to serve as a director for reasons of ill health, may be designated a "director emeritus" by the Board of Directors. Each director emeritus would be entitled to continue to receive a monthly fee equal to the fee he or she received immediately prior to becoming a director emeritus and the continuation of certain benefits. The Bank does not presently have any directors emeritus. Directors of the Bank are not currently paid any additional fees for serving as directors of the Company.

     Prior to July 1992, each of Messrs. DeWitt, Dyess and Piercy had retirement agreements with the Bank that provided for certain retirement benefits in the event of the retirement or death of such director, payable in annual installments over 15 years. Such benefits would have been not less than $6,400 annually in the event of retirement or death occurring after June 19, 1992 and not more than $9,600 annually in the event of retirement or death occurring after June 19, 1996. Effective July 1992, each of such directors elected to receive, commencing in 1992 and in lieu of such retirement benefits, 15 annual payments of $6,400.

     Upon Mr. Karmelich's retirement as President of the Bank on April 27, 1994, Mr. Karmelich became entitled, pursuant to a retirement agreement with the Bank, to annual retirement benefits of $92,040 annually beginning on July 1, 1996 and, beginning on October 1, 1997, an additional $38,040 annually, and an additional $8,620 annually beginning on January 2, 1999. Such benefits will be funded by a whole life insurance policy on the life of Mr. Karmelich owned by a trust, of which Mr. Karmelich is a beneficiary. The amount of the premiums paid by the Bank on such policy in 1997 was $80,190.

THE BOARD OF DIRECTORS HAS APPROVED THE ELECTION OF THE NOMINEES NAMED ABOVE AND RECOMMENDS THAT STOCKHOLDERS VOTE FOR EACH OF THEM AS A DIRECTOR OF THE COMPANY.


                             EXECUTIVE COMPENSATION

     Set forth below is certain information concerning the compensation of (i) Stephen N. Rippe, Chief Executive Officer of the Company and the Bank, (ii) Anthony L. Frey, Executive Vice President, Chief Financial Officer and Secretary of the Company and the Bank, (iii) Garry P. Warren, Executive Vice President and Chief Lending Officer of the Bank, and (iv) Ellen B. Geiger, Executive Vice President and Branch Administrator of the Bank (collectively, the "named executive officers"), for each of the last three fiscal years or such lesser period that such individual has been employed by the Bank. No other executive officer of the Bank received salary and bonus at a rate in excess of $100,000 during 1997. Executive officers of the Company currently receive no compensation in their capacities as executive officers of the Company but are compensated as employees of the Bank.

  NAME AND PRINCIPAL POSITION               ANNUAL COMPENSATION              LONG-TERM COMPENSATION
-------------------------------        -----------------------------    --------------------------------
                                                                         Performance
                                                                            Stock                             All Other
                                       Year     Salary       Bonus       Awards($)(2)     Options(#)(1)     Compensation
                                       ----    --------    ---------     ------------     -------------     ------------
Stephen N. Rippe                       1997    $215,185     $66,500        $106,250            45,000       $9,423  (5)
   President and                       1996     181,539      50,000               -            10,000        7,748  (5)
   Chief Executive Officer             1995     170,000      50,000               -            20,000        3,531  (6)

Anthony L. Frey                        1997    $137,531     $26,000        $ 58,437            13,000       $7,726  (7)
   Executive Vice President,           1996      88,805(3)       -                -            20,000        2,657  (7)
   Chief Financial Officer
   and Secretary

Garry P. Warren                        1997    $146,243     $39,750        $ 90,313            17,000       $8,587  (8)
   Executive Vice President,           1996     146,019      35,000               -             6,000        5,838  (8)
   and Chief Lending Officer           1995     120,000      35,000               -            14,000        1,523  (6)

Ellen B. Geiger                        1997    $113,839     $31,500        $ 63,750            11,000       $7,311  (9)
   Executive Vice President,           1996     108,308           -               -            12,000        2,581  (9)
   and Branch Administrator            1995      40,154(4)        -              -             6,000            -


(1) Consists of the number of shares of stock underlying stock options granted during the periods indicated plus, for Messrs. Rippe and Warren, the number of stock options repriced during 1995.
(2) Pursuant to the Option Plan, Messrs. Rippe, Frey and Warren and Ms. Geiger were granted 5,000, 2,750, 4,250 and 3,000 shares, respectively, in fiscal 1997 which had a market value at December 31, 1997 of $163,750, $90,062, $139,187 and $98,250. The dollar amounts set forth in the table represent the market value of the shares granted on the date of grant. The grants to Messrs. Rippe, Frey and Warren and Ms. Geiger are subject to the attainment of certain performance goals established by the Committee. See "Personnel/Compensation Committee Report on Executive Compensation." One-third of the awards vested immediately with another third vesting January 1, 1998 and another third vesting on January 1, 1999.
(3) Mr. Frey was first employed by the Company in May 1996. Mr. Frey's annual salary at December 31, 1996 was $130,000 per year.
(4) Ms. Geiger was first employed by the Company in July 1995. Ms. Geiger's annual salary at December 31, 1995 was $100,000 per year.
(5) Consists of $4,750 and $4,500 contributions to the Bank's 401(k) Plan, $1,318 and $1,369 in imputed life insurance payments and $3,355 and $1,879 for personal use of a Bank automobile in 1997 and 1996, respectively.
(6) Consists of the amount of contributions credited under the Highland Federal Bank Profit Sharing Plan, which was amended and restated into the 401(k) Profit sharing Plan effective January 1, 1995. See "401(k) Profit Sharing Plan and Trust" below.
(7) Consists of $1,911 and $0 contributions to the Bank's 401(k) Plan, $768 and $298 in imputed life insurance payments and $5,047 and $2,359 for personal use of a bank automobile in 1997 and 1996, respectively.
(8) Consists of $4,750 and $3,487 contributions to the Bank's 401(k) Plan, $1,146 and $999 in imputed life insurance payments and $2,691 and $1,352 for personal use of a Bank automobile in 1997 and 1996, respectively.
(9) Consists of $4,596 and $242 contributions to the Bank's 401(k) Plan, $796 and $746 in imputed life insurance payments and $1,919 and $1,593 for personal use of a Bank automobile in 1997 and 1996, respectively.


401(k) PROFIT SHARING PLAN AND TRUST

     The Bank previously maintained the Highland Federal Bank Profit Sharing Plan (the "Profit Sharing Plan") for the benefit of its eligible employees and their beneficiaries, originally effective January 1, 1982. Effective January 1, 1995, the Bank's Board of Directors approved the amendment and restatement of the Profit Sharing Plan into the 401(k) Profit Sharing Plan (the "401(k) Plan"). The 401(k) Plan is a profit sharing plan with a 401(k) feature. The purpose of the 401(k) Plan is to encourage participants to adopt a regular savings program to defer part of their pretax compensation to provide additional security for their retirement. The Bank, through its Board of Directors, appoints one or more administrators to administer the 401(k) Plan. The Internal Revenue Service has determined that the 401(k) Plan is a qualified plan within the meaning of
Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code").

     All employees of the Bank who are at least 21 years of age and who have completed at least one (1) year of service with the Bank are eligible to participate in the 401(k) Plan. Under the terms of the 401(k) Plan, participants can contribute to the 401(k) Plan by way of payroll deductions, from 2% up to 15% of their pretax compensation annually, subject to certain legal limitations. The 401(k) Plan provides that the Board of Directors will determine on an annual basis whether to make a discretionary matching contribution and/or discretionary employer contribution on behalf of eligible participants. Any matching contributions made to the 401(k) Plan will be allocated among the accounts of all eligible participants based on the amount of each participant's contribution to the 401(k) Plan and compensation for the period for which the matching contribution is made. During 1997, the Bank contributed $89,000 to the 401(k) Plan.

     Current tax law limits the amount of deductible contributions to 15% of the total amount of compensation paid during the plan year to 401(k) Plan participants, which limit applies to 401(k) contributions by 401(k) Plan participants, matching contributions by the Bank and any discretionary employer contributions and forfeitures allocated to the accounts of participants under the 401(k) Plan. A participant is always 100% vested in his or her own 401(k) contribution, but only becomes 100% vested in discretionary matching contributions and employer contributions upon attainment of the normal retirement age of 65 or upon a participant's total and permanent disability while employed by the Bank, the death of a participant or the termination or complete discontinuance of contributions to the 401(k) Plan by the Bank. If a participant terminates employment with the Bank for any other reason, then the interest he or she has in discretionary matching contributions and employer contributions will depend on the participant's years of service with the Bank.
A participant vests 20% for each year of service, beginning on his or her date of hire.

1994 STOCK OPTION AND PERFORMANCE SHARE AWARD PLAN

     A description of the Company's 1994 Stock Option and Performance Share Award Plan is provided under Proposal 2, "Amendment and Restatement of Option Plan," below.

OPTION GRANTS

     The following table sets forth certain information concerning stock options granted to the named executive officers during the fiscal year ended December 31, 1997. The Bank also granted during 1997 and 1996 an aggregate of 20,000 and 4,000 options, respectively, to employees who are not named executive officers at average exercise prices of $21.25 and $16.38 per share, respectively.

                                                                             POTENTIAL REALIZABLE VALUE
                                                                             AT ASSUMED ANNUAL RATES OF
                                                                             STOCK PRICE APPRECIATION
                                       INDIVIDUAL GRANT                           FOR OPTION TERM
                     ---------------------------------------------------     --------------------------
                      NUMBER OF    PERCENT OF
                      SHARES OF   TOTAL OPTIONS
                       STOCK       GRANTED TO
                     UNDERLYING   EMPLOYEES IN   EXERCISE     EXPIRATION
      NAME            OPTIONS     FISCAL YEAR     PRICE         DATE              5%             10%
----------------     -----------  ------------  ----------   -----------     ------------   -----------
Stephen N. Rippe      45,000          42.5%       $21.25       04/15/07        $601,400      $1,524,000
Anthony L. Frey       13,000          12.3%        21.25       04/15/07         173,700         440,300
Garry P. Warren       17,000          16.0%        21.25       04/15/07         227,200         575,700
Ellen B. Geiger       11,000          10.4%        21.25       04/15/07         147,000         372,500

OPTION EXERCISES AND HOLDINGS

     The following table sets forth the number and value of stock options held by the named executive officers at December 31, 1997. During 1997, Mr. Warren exercised 7,000, 2,800 and 1,500 options at the exercise prices of $12.00, $15.00, and $16.375, respectively.

                                                        VALUE OF UNEXERCISED
                         NUMBER OF UNEXERCISED          IN-THE-MONEY OPTIONS
                          OPTIONS AT YEAR-END             AT YEAR-END (1)

NAME                  EXERCISABLE / UNEXERCISABLE   EXERCISABLE / UNEXERCISABLE
------------------    ---------------------------   ---------------------------
Stephen N. Rippe           29,000 / 46,000              $469,281/$597,000
Anthony L. Frey            12,000 / 21,000               180,700/ 296,300
Garry P. Warren             4,250 / 21,450                48,900/ 294,900
Ellen B. Geiger            12,650 / 16,350               223,300/ 232,500

_______________________
(1) The fair market value of the Company's common stock at the close of trading on December 31, 1997 was $32.75 per share.


PERFORMANCE SHARE AWARDS

     The following table sets forth certain information concerning awards of restricted Common Stock made to the named executive officers during the fiscal year ended December 31, 1997 pursuant to the Option Plan. See Proposal 2, "Amendment and Restatement of Option Plan -- Description of Option Plan -- Performance Share Awards."


                       NUMBER OF SHARE
       NAME                AWARDS        PRICE AT AWARD   VESTING PERIOD
-----------------      ---------------   --------------   --------------
Stephen N. Rippe            1,667             $21.50         04-16-97
                            1,667              21.50         01-01-98
                            1,666              21.50         01-01-99

Anthony L. Frey               917             $21.50         04-16-97
                              917              21.50         01-01-98
                              916              21.50         01-01-99

Garry P. Warren             1,417             $21.50         04-16-97
                            1,417              21.50         01-01-98
                            1,416              21.50         01-01-99

Ellen B. Geiger             1,000             $21.50         04-16-97
                            1,000              21.50         01-01-98
                            1,000              21.50         01-01-99

EXECUTIVE OFFICER CHANGE OF CONTROL AGREEMENTS

     In 1995, the Bank entered into a Change of Control Employment Agreement with each of Messrs. Rippe and Warren, Ms. Geiger, and three other officers of the Bank, and in May 1996, the Bank entered into a Change of Control Agreement with Mr. Frey. Such agreement provides that if a change of control of the Bank (defined to include a merger, consolidation or asset transfer where the Bank is not the surviving entity and the acquisition by a person or group of more than 50% of the outstanding shares of the Bank) occurs during the employment of the individual and the individual's position is subsequently eliminated or materially altered or the individual resigns his or her employment for good reason (defined to include a reduction in salary levels or benefits, material diminution in title or responsibilities or a job relocation of more than 50 miles), the individual will be entitled to a lump sum payment equal to his or her salary for a specified period. In the case of Mr. Rippe, such period is two and one-half years and in the case of Mr. Warren, Mr. Frey and Ms. Geiger, such period is one and one-half years.


                    PERSONNEL/COMPENSATION COMMITTEE REPORT
                           ON EXECUTIVE COMPENSATION

     The following Report of the Personnel/Compensation Committee of the Board of Directors on Executive Compensation shall not be deemed filed for purposes of the Securities Act of 1933, as amended (the "Securities Act"), or under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

     The Personnel/Compensation Committee of the Board of Directors (the "Committee") is composed of four directors who are not also employees of the Company. The Committee establishes the overall compensation and employee benefits of the Company and the specific compensation of the Company's and the Bank's executive officers. It is a goal of the Committee to implement executive officer compensation programs that further the business objectives of the Company and that attract, retain and motivate the best qualified executive officers.

     The Company's executive compensation policies and specific executive compensation programs are adopted and administered in accordance with the principal goal of maximizing return on stockholders' equity. The Committee believes that this performance goal and the long-term interests of the Company's stockholders generally are best achieved by attracting and retaining management of high quality, and that such management will require commensurate compensation. The Committee believes that the Company's executive officer compensation policies are consistent with this policy.

     None of the Company's or the Bank's executive officers has a written employment agreement or other formal assurance of continued employment by the Company. (See "Executive Compensation -- Executive Officer Change of Control Agreements.") As a result, each of the executive officer's compensation is determined each year by the Committee, based on factors that the Committee deems appropriate. As indicated below, the overall financial performance of the Company is a factor considered by the Committee in setting compensation levels for executive officers.

     Annual compensation levels for each executive officer, including the Chief Executive Officer, are determined by the Committee based primarily on its review and analysis of the following factors: (i) the responsibilities of the position, (ii) the performance of the individual and his or her general experience and qualifications, (iii) the overall financial performance (including return on equity, earnings per share, problem asset levels, levels of general and administrative expense and loan and deposit production) for the Company for the previous year and the contributions to such performance measures by the individual or his or her department, (iv) the officer's total compensation during the previous year, (v) advice rendered to the Committee by the Company's independent compensation consultant regarding compensation levels paid by comparable financial institutions, and (vi) the officer's length of service with the Company. In addition, the Committee receives the recommendations of the Chief Executive Officer with respect to the compensation of other executive officers, which the Committee reviews in light of the above factors. The Committee believes, based on advice from the Company's consultants and a review of relevant compensation surveys, that the base compensation of the executive officers is competitive with financial institutions of similar size and with comparable operating results.

     In addition to the above criteria applicable to executive officers generally, the Chief Executive Officer's incentive compensation for 1997 was based in large part on his progress in satisfying certain criteria established and agreed to by the Committee. Such criteria related to the Company's performance in the areas of return on equity, nonperforming asset levels, cost management, results in meeting the Company's strategic business plan, leadership, regulatory compliance and safety and soundness of the Bank.

     While the Committee establishes salary and bonus levels based on the above described criteria, the Committee also believes that encouraging equity ownership by executive officers further aligns the interests of the officers with the performance objectives of the Company's stockholders and enhances the Company's ability to attract and retain highly qualified personnel on a basis competitive with industry practices. Stock options granted pursuant to the Option Plan help achieve this objective, and provide additional compensation to the officers to the extent that the price of the Common Stock increases over fair market value on the date of grant. Stock options have been granted to each of the named executive officers and to nine other officers of the Bank or the Company. Likewise, performance share awards of Common Stock under the Option Plan can constitute additional compensation if specified operating results are achieved by the Company over the term of the award. Performance share awards were granted to each of the named executive officers during 1997 based upon a two-year vesting schedule. Through the Option Plan, there will be an additional direct relationship between the Company's performance and benefits to executive officer Option Plan participants.

     Significant actions that were taken in 1997 included (i) establishing the conditions to the earning of performance awards under the Option Plan; (ii) formalizing bonus plans for executive officers; and (iii) conducting a top-down review of the Company's compensation practices. In 1998, the Committee expects to take the following significant actions: (i) establishing criteria for periodic grants of stock options to management based upon Company returns on equity; (ii) refining the criteria related to cash bonus plans for executive officers; and (iii) re-valuating management contractual relationships, including current change of control agreements.


                         Richard O. Oxford, Chairman
                         Richard J. Cross
                         George Piercy
                         Shirley Simmons

                               PERFORMANCE GRAPH

     Set forth below is a graph that compares the yearly percentage change in the cumulative total stockholder return on the Company's Common Stock (or the common stock of the Bank, prior to the Reorganization) with (i) the cumulative total return of the issuers included in the Nasdaq Composite Index, as reported to the Company by Media General Financial Services ("Media General"), and (ii) a published index based on the cumulative total return for a group of 25 California-based savings and loan institutions selected by Media General, as reported to the Company by Media General (the "Peer Group" index), in each case assuming the reinvestment of dividends.

     The graph shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act or under the Exchange Act, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

     Prior to the commencement of trading in the common stock of the Bank on the Nasdaq Small-Cap Market on October 16, 1995 (and the subsequent listing of the stock on the Nasdaq National Market in December 1995), there was no established public trading market for the common stock of the Bank, and only infrequent trades executed by a securities broker. Information for periods prior to the listing of the common stock of the Bank on the Nasdaq Small-Cap Market are based on the average bid and ask prices for the common stock of the Bank as reported to the Company by J. Alexander Securities, Los Angeles, California, as of the date of the last transaction of which such firm is aware during each such year. Thus, the prices used by the Company in determining the five-year cumulative return for the Common Stock prior to the listing of the common stock of the Bank with Nasdaq may not represent actual transactions.

                     COMPARE 5-YEAR CUMULATIVE TOTAL RETURN
                             HIGHLAND BANCORP, INC.
                    NASDAQ MARKET INDEX AND PEER GROUP INDEX

                             HIGHLAND       NASDAQ
Measurement Period           BANCORP,       MARKET
(Fiscal Year Covered)        INC.           INDEX        PEER GROUP
-------------------          ----------     ---------    ----------
Measurement Pt-
1992                         $100           $100         $100
1993                         $105.63        $119.95      $104.95
1994                         $ 79.22        $125.94      $ 93.79
1995                         $102.33        $163.35      $152.78
1996                         $112.23        $202.99      $185.82
1997                         $216.22        $248.30      $319.13

                     ASSUMES $100 INVESTED ON JAN. 1, 1993
          ASSUMES DIVIDEND REINVESTED FISCAL YEAR ENDED DEC. 31, 1997

                                  PROPOSAL 2:

                    AMENDMENT AND RESTATEMENT OF OPTION PLAN

GENERAL

     The Bank adopted the 1994 Stock Option and Performance Share Award Plan on April 27, 1994, and the Option Plan was assumed by the Company as of the effective date of the Reorganization. The purposes of the Option Plan are to provide long term incentives and rewards to directors, officers and employees of the Company and its subsidiaries, to assist the Company in attracting and retaining directors, officers and employees on a basis competitive with industry practices, to align the interests of directors, officers and employees with those of the Company's stockholders and to provide additional compensation to directors, officers and employees.

      As of the Record Date, there were 233,450 shares subject to outstanding options, 26,000 shares available for future grants of options and eleven directors, former directors, and executive officers and nine employees participating in the Option Plan.

PROPOSED AMENDMENT

     The Company's Board of Directors has approved, and stockholders are being asked to vote in favor of the adoption of, the Company's Amended and Restated 1994 Stock Option and Performance Share Award Plan (the "Option Plan"). The Option Plan has been amended to, among other things: (i) increase the maximum number of shares of Common Stock that may be issued pursuant to the grant of options and other awards under the plan from 300,000 to 400,000 (subject to adjustments to prevent dilution); (ii) restrict the number of shares of Common Stock issuable to any one person pursuant to options or other awards granted pursuant to the plan to 50% or less of the aggregate number of shares that may be issued pursuant to the plan; (iii) permit a participant to pay his or her tax withholding obligation with respect to the exercise of an option, in whole or in part, by delivering previously owned shares of Common Stock, or by reducing the number of shares of Common Stock issuable pursuant to an option; (iv) provide for immediate vesting of options held by a participant whose employment is terminated for any reason other than by voluntary termination by the participant or by the Company for cause; (v) eliminate the requirement that awards consisting of shares of Common Stock be conditioned on the Company's achievement of specified performance goals; (vi) provide that the Option Plan may be amended by a majority of the holders of the Common Stock present in person or represented by proxy and entitled to vote at a meeting of stockholders; and
(vii) eliminate the Option Plan's provision for automatic grants of options to non-employee directors and adding non-employee directors to the pool of persons generally eligible to receive awards under the plan. While the most significant of the changes proposed to be made to the Option Plan are listed above, additional changes have been made, and stockholders are encouraged to read the Amended and Restated Option Plan, a copy of which is attached as Exhibit A, in
                                                                 ---------
its entirety.

     While the elimination of automatic grants of options to non-employee directors eliminates a guaranty of options to such directors, under existing provisions of the Option Plan, non-employee directors are ineligible to receive grants of options except pursuant to these automatic grants. Thus the elimination of this provision, and the addition of non-employee directors to the pool of persons generally eligible to be granted awards under the plan, will have the effect of eliminating a restriction on the number of options that may be granted to such directors. In the future, the committee of the Board of Directors which administers the Option Plan will not be restricted as to the number or timing of options to be granted to non-employee directors.

     Approval of the Amended and Restated Option Plan requires the affirmative vote of a majority of the holders of the Common Stock present in person or represented by proxy and entitled to vote at the Meeting.

DESCRIPTION OF THE OPTION PLAN

     The following is a summary description of the Option Plan as it is proposed to be amended. This description is qualified in its entirety by the full text of the Amended and Restated plan, a copy of which is attached as Exhibit A.
                                                                 ---------

     Administration. The Option Plan is administered by the Board of Directors of the Company or a committee of the Board of Directors (the "Committee"). Subject to the provisions of the Option Plan, the Committee has full and final authority to select participants to whom awards may be granted and to grant such awards. The Committee has a wide degree of flexibility in determining the terms and conditions of awards and the number of shares to be issued pursuant thereto, including conditioning the receipt or vesting of awards upon the achievement by the Company of specified performance criteria.

     Terms of Awards. The Option Plan provides for (i) the grant of stock options ("Options") to directors, officers and employees and (ii) awards consisting of shares of Common Stock ("Awards") to officers and employees. The Option Plan provides for the grant of Options that qualify as incentive stock options ("ISOs") under the Code and Options that do not so qualify, which are referred to as nonqualified stock options ("NQSOs").

     The Committee has discretion to permit the optionee to pay the exercise price with Common Stock or other property issuable pursuant to the Option, or to permit the participant to pay his or her tax withholding obligation with respect to such issuance, in whole or in part, by delivering previously owned shares of Common Stock or other property, or by reducing the number of shares of Common Stock or the amount of other property otherwise issuable pursuant to the Option. Each Option is exercisable on such date or dates and during such periods as is determined by the Committee at the time of grant, provided that no ISO will be exercisable after the expiration of 10 years after the grant date, and with respect to each grant of options to a participant required to file reports pursuant to Section 16(a) of the Exchange Act, no Option will be exercisable prior to six months following the date of grant.

     Effect of Termination. If the employment of a participant terminates for any reason other than by voluntary termination by the participant or by the Company for cause, all Options held by the participant on the date of termination will become immediately vested and exercisable. If termination of employment is by reason of death or permanent and total disability, all exercisable Options must be exercised within 12 months after termination, after which they will expire. If termination is by reason of disability that is not permanent and total, any outstanding and exercisable NQSOs must be exercised within 12 months after termination, and outstanding and exercisable ISOs must be exercised within three months after termination. If termination is by reason other than death or disability, such period will end three months after termination for all exercisable Options. In all cases, however, such period will end no later that the fixed expiration date of outstanding Options.

     Acceleration Upon Change of Control. In the event that the Company enters into an agreement to dispose of all or substantially all of its assets or if the Company's stockholders dispose or agree to become obligated to dispose of 50% or more of the outstanding shares of Common Stock (an "Acceleration Event"), then each outstanding Option will be exercisable during the 30 days immediately preceding such Acceleration Event; provided, however, that no Acceleration Event will be deemed to occur in the event that (i) the terms of the agreements pursuant to which such transaction is occurring require as a condition to the consummation thereof that each Option will either be assumed by a successor corporation or be replaced with a comparable option to purchase shares of capital stock of a successor corporation, and (ii) the transaction is approved by a majority of the directors who have been in office for more than 12 months prior to the scheduled consummation of the transaction. Upon consummation of the Acceleration Event, all outstanding Options, whether or not so accelerated, will terminate and cease to be exercisable, unless assumed by the successor corporation.

     Performance Share Awards. The Committee may grant to such officers and employees as it designates awards consisting of shares of Common Stock ("Awards"). Awards may be granted as compensation for past services and may be granted without condition or subject to forfeiture if vesting or other criteria established by the Committee are not satisfied. Awards may also consist of the right to receive shares of Common Stock in the future if certain performance or other criteria established by the Committee in connection with the Award are met.

     Amendments and Termination. The Option Plan may be amended from time to time by the Board of Directors in accordance with the requirements set forth in the Option Plan and subject to the limitations imposed by law. However, the Option Plan may not be amended to increase the aggregate number of shares of Common Stock issuable pursuant to the Option Plan without the approval of the stockholders. The Board of Directors may at any time terminate the Option Plan, but such termination will not adversely affect any rights or obligations with respect to any Options or Awards previously granted under the Option Plan.

FEDERAL INCOME TAX CONSEQUENCES

     The following discussion is only a summary of the principal federal income tax consequences of the compensation awards to be granted under the Option Plan, and is based on existing federal law (including administrative regulations and rulings) which is subject to change, in some cases retroactively. This discussion is also qualified by the particular circumstances of individual participants, which may substantially alter or modify the federal income tax consequences herein discussed. In addition, the following discussion does not address state, local or foreign income taxes or any taxes other than income taxes.

     Incentive Stock Options. Generally under present law, when an option qualifies as an incentive stock option under Section 422 of the Code: (i) an optionee will not recognize taxable income either upon the grant or the exercise of the option, (ii) any gain or loss upon a qualifying disposition of the shares acquired by the exercise of the option will be treated as capital gain or loss, and (iii) no deduction will be allowed to the Company for federal income tax purposes in connection with the grant or exercise of an incentive stock option or a qualifying disposition of the shares. A disposition by an optionee of stock acquired upon exercise of an incentive stock option will constitute a qualifying disposition if it occurs more than two years after the grant of the option, and one year after the transfer of the shares to the optionee. If such stock is disposed of by the optionee before the expiration of those time limits, the transfer may be a "disqualifying disposition," in which case the optionee will recognize ordinary income equal to the lesser of (i) the aggregate fair market value of the shares as of the date of exercise less the option price, or
(ii) the amount realized on the disqualifying disposition less the option price. The Company would become entitled to a corresponding deduction, subject to satisfaction of any applicable withholding or reporting obligations. Ordinary income from a disqualifying disposition will constitute ordinary compensation income. Any gain in addition to the amount reportable as ordinary income on a "disqualifying disposition" generally will be capital gain. The Company does not obtain a deduction to the extent gain on disposition of the shares is capital gain.

     Upon the exercise of an incentive stock option, the difference between the fair market value of the stock subject to the exercised option on the date of exercise and the option exercise price is treated as an adjustment to taxable income in that taxable year for alternative minimum tax purposes, as are a number of other items specified by the Code. Such adjustments (along with tax preference items) form the basis for the alternative minimum tax (presently at graduated rates for individuals), which may apply depending on the amount of the computed "regular tax" of the employee for that year. Under certain circumstances the amount of alternative minimum tax is allowed as a carryforward credit against regular tax liability in subsequent years. The Company does not obtain a deduction due to an optionee's incurrence of the alternative minimum tax.

     Non-Qualified Stock Options. In the case of stock options which do not qualify as an incentive stock option (non-qualified stock options), no income generally is recognized by the optionee at the time of the grant of the option. Under present law the optionee generally will recognize ordinary income at the time the non-qualified stock option is exercised equal to the aggregate fair market value of the shares acquired less the option price. Ordinary income from a non-qualified stock option will constitute compensation for which withholding or reporting may be required under federal and state law.

     Subject to special rules applicable when an optionee uses stock of the Company to exercise an option, shares acquired upon exercise of a non-qualified stock option will have a tax basis equal to their fair market value on the exercise date or other relevant date on which ordinary income is recognized and the holding period for the shares generally will begin on the date of exercise or such other relevant date. Upon subsequent disposition of the shares, the optionee generally will recognize capital gain or loss. Provided the shares are held by the optionee for more than one year prior to disposition, such gain or loss will be long-term capital gain or loss. In the case of shares held for more than 18 months, the maximum individual federal tax rate on such gain currently is 20%.

     The Company will generally be entitled to a deduction equal to the ordinary income (i.e., compensation) portion of the gain recognized by the optionee in connection with the exercise of a non-qualified stock option provided that the Company complies with any applicable withholding or reporting requirements of federal and state law. The Company does not obtain a deduction with respect to the capital gain on disposition of the shares.

     Options to Non-Employee Directors. These options are non-qualified stock options for tax purposes, and the tax rules applicable to them are the same as the rules for non-qualified stock options described above. However, since the optionees are not employees, income tax withholding would not be required in order for the Company to qualify for its income tax deduction.

     Performance Share Awards. The income and deduction events in the case of performance share awards generally are deferred until the restrictions (if any) on the stock lapse. At that time, the recipient would report as ordinary compensation income the difference between the then-current fair market value of the stock and the amount (if any) paid for the stock. Subject to applicable withholding or reporting obligations the Company is entitled to a corresponding deduction. The recipient may elect to report the income with respect to the performance share award upon its receipt rather than at the time of the lapse of the restrictions (if any). In such case, the valuation used for income and deduction purposes is the value of the performance share award at the time of receipt, disregarding any restrictions other than those that will never lapse. Subject to satisfaction of any applicable withholding or reporting obligations, the Company's deduction also would be accelerated in the event of such an election. In the case of a performance share award received without condition (which is allowable under the Option Plan), the income and deduction events occur immediately upon the award.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL TO APPROVE THE AMENDED AND RESTATED OPTION PLAN.

                                  PROPOSAL 3:

                 RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS

     On March 3, 1997, the Bank dismissed Grant Thornton LLP ("Grant") as its independent auditors. The reports of Grant on the financial statements of the Bank for fiscal years ending December 31, 1996 and 1995 did not contain an adverse opinion, or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. The authority to change independent auditors was provided by the Audit Committee of the Board of Directors of the Bank at their meeting of February 19, 1997.

     On March 3, 1997, the Bank engaged the firm of KPMG Peat Marwick LLP as its independent auditors for the fiscal year ended December 31, 1997 and KPMG Peat Marwick LLP remained the independent auditors of the Company after the Reorganization.

     The Audit Committee has selected KPMG Peat Marwick LLP as the independent auditors to audit the consolidated financial statements of the Company and its subsidiaries for 1998. A member of such firm is expected to be present at the Meeting, will have an opportunity to make a statement if so desired, and will be available to respond to appropriate questions.

     If the stockholders of the Company do not ratify the selection of KPMG Peat Marwick LLP, or if such firm should decline to act or otherwise become incapable of acting, or if its employment is discontinued, the Board of Directors or the Audit Committee will appoint other independent auditors.

     Ratification of the selection of KPMG Peat Marwick LLP as the Company's independent auditors requires the affirmative vote of a majority of the holders of the Common Stock present in person or represented by proxy and entitled to vote at the Meeting.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL TO RATIFY THE SELECTION OF KPMG PEAT MARWICK LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR 1998.

                      COMPLIANCE WITH SECTION 16(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

     Based solely upon a review of copies of Forms 3 and 4 and amendments thereto furnished to the Company during 1997 pursuant to Rule 16a-3(e) under the Securities Exchange Act of 1934, as amended, to the Company's knowledge, all
Section 16(a) filing requirements applicable to its officers and directors were complied with during 1997.

                             STOCKHOLDER PROPOSALS

     Stockholder proposals to be presented at the 1999 Annual Meeting of Stockholders must be received at the Company's executive offices at 601 South Glenoaks Blvd., Suite 200, Burbank, California 91502, addressed to the attention of the Secretary, by December 23, 1998 in order to be considered for inclusion in the Proxy Statement and form of proxy relating to such meeting.

                                 ANNUAL REPORT

     The Annual Report of the Company for the year ended December 31, 1997 is being mailed to the stockholders of the Company with this Proxy Statement. The Annual Report contains consolidated financial statements of the Company and its subsidiaries, financial statement schedules and management's discussion and analysis of such financial statements, and the report thereon of KPMG Peat Marwick LLP, the Company's independent auditors.

     STOCKHOLDERS MAY OBTAIN WITHOUT CHARGE A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K, INCLUDING FINANCIAL STATEMENTS REQUIRED TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO THE EXCHANGE ACT FOR THE FISCAL YEAR ENDED DECEMBER 31, 1997 BY WRITING TO THE COMPANY AT 601 SOUTH GLENOAKS BOULEVARD, BURBANK, CALIFORNIA 91502, ATTENTION: ANTHONY L. FREY.

                                 OTHER BUSINESS

     Management knows of no business which will be presented for consideration at the Meeting other than as stated in the Notice of Meeting. If, however, other matters are properly brought before the Meeting, it is the intention of the Proxy Holders to vote the shares represented by the proxies on such matters in accordance with the recommendations of the Board of Directors and authority to do so is included in the proxy.


                              By Order of the Board of Directors,


                              /s/ Anthony L. Frey


                              Anthony L. Frey
                              Executive Vice President,
Dated:  March 31, 1998        Chief Financial Officer and Corporate Secretary

                                                                       EXHIBIT A

                            HIGHLAND BANCORP, INC.

              1994 STOCK OPTION AND PERFORMANCE SHARE AWARD PLAN

                            AS AMENDED AND RESTATED

1.     Purpose.

       The purposes of this 1994 Stock Option and Performance Share Award Plan (this "Plan") are to provide long-term incentives and rewards to directors, officers and employees of Highland Bancorp, Inc. (the "Company") and its subsidiaries (the "Company Group") to assist the Company Group in attracting and retaining directors, officers, and employees on a basis competitive with industry practices, to align the interests of directors, officers and employees with those of the Company's stockholders, and to provide additional compensation to directors, officers and employees.

2.     Effective Date; Amendment.

       This Plan was effective as of April 27, 1994, and was amended effective as of April 22, 1998.

3.     Administration of the Plan.

       3.1 This Plan shall be administered by the Board of Directors of the Company (the "Board"), or a committee of the Board (the "Committee") whose members shall serve at the pleasure of the Board. The administrator of the Plan shall be referred to as the "Administrator." During such time that administration is delegated to the Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board.

       3.2 The Administrator shall have full power and authority in its discretion, subject to and not inconsistent with the express provisions of this Plan, to take any and all actions required or permitted to be taken under this Plan. Such full power and authority shall include, without limitation, the selection of participants to whom Options or Awards may be granted; the determination of the number of shares of Common Stock purchasable upon the exercise of each Option granted to each participant and the amount payable by the participant upon the exercise thereof (the "Exercise Price"); the determination of the number of shares subject to each Award; the terms and conditions of each grant of Options and Awards including without limitation establishing the objectives and conditions, if any, for the earning or vesting of Options and Awards; the right to interpret and construe each provision of this Plan and of all agreements and instruments reflecting the terms and conditions of all grants hereunder (the "Agreement"); the making of all required or appropriate determinations under this Plan and the Agreements; and the adoption, amendment and recision of such rules and regulations relating to this Plan as the Administrator shall determine in its discretion (the "Rules"); in each case subject to the express provisions of this Plan.

       3.3 The interpretation or construction by the Administrator of this Plan, and Agreement or any rule, and all determinations by the Administrator, shall in each case be final, binding and conclusive with respect to all interested parties. No member of the Administrator shall be personally liable for any action, failure to act, determination, interpretation or construction made in good faith.

       3.4 The Administrator shall determine the "fair market value" of the Common Stock from time to time in accordance with such procedures for the determination thereof as the Administrator shall determine.

4.     Participants.

       Participants in the plan shall be directors, officers, and employees of the Company and/or its subsidiaries selected by the Administrator. Nothing set forth in this Plan or in any Agreement shall confer upon any employee or officer any right to continue in the employ of the Company Group or as an officer of any member of the Company Group, nor limit in any manner the right of the Company or any subsidiary to terminate such employment or office for any reason whatsoever, with or without good cause. No director, officer, employee or other person shall have any right to be granted an Option or an Award.

5.     Shares of Stock Subject to the Plan.

       5.1 The shares available for issuance under this Plan pursuant to the exercise of Options or pursuant to Awards shall consist of 400,000 shares of the Common Stock of the Company (the "Common Stock"), subject to adjustment as provided in Section 8.1. Such number of shares shall be set aside out of the authorized but unissued shares of Common Stock not reserved for any other purpose. Should an Option expire for any reason without being exercised, or canceled in whole or in part, or should an outstanding Award for a participant be forfeited or terminated for any reason, the shares of Common Stock subject to such Option or Award shall be available for issuance under this Plan.

       5.2 No person shall receive Options and/or Awards representing more than 50% of the aggregate number of shares of Common Stock that may be issued pursuant to all Options and Awards under the Plan as set forth in Section 5 hereof.

6.     Options

       6.1 The Administrator may from time to time, in its sole discretion, award to such eligible participants as it designates options to purchase shares of the Common Stock ("Options"). In connection therewith, the Administrator shall have full and final authority in its discretion (i) in the case of each Option, to determine whether the Option shall be an incentive stock option (an "ISO") pursuant to Section 422 of the Internal Revenue Code of 1986 (the
"IRC"), as such section may from time to time be amended or supplemented, or an Option that does not qualify under such Section 422 (an "NQSO"), (ii) to determine the time or times at which Options will be awarded, (iii) to determine the number of shares that may be purchased upon the exercise of each Option,
(iv) to determine the Exercise Price for each Option, which price shall not be less than 100% of the fair market value of the Common Stock on the date on which the Option is granted, (v) to determine the time or times when each Option shall become exercisable and the duration of the exercise period, (vi) to permit the optionee to pay the Exercise Price with Common Stock or other property issuable pursuant to the Option, or to permit the participant to pay his or her tax withholding obligation with respect to such issuance, in whole or in part, by delivering previously owned shares of Common Stock (including "pyramiding") or other property, or by reducing the number of shares of Common Stock or the amount of other property otherwise issuable pursuant to the Option, (vii) to prescribe the form or forms of the Agreements reflecting the terms and conditions of each Option.

       6.2 Each Option shall be exercisable on such date or dates and during such period as shall be determined by the Administrator at the time of grant, provided that (i) no ISO shall be exercisable after the expiration of 10 years after the grant date, and (ii) with respect to each grant of Options to a participant that is required to file reports pursuant to Section 16(a) of the 1934 Act, no Option shall be exercisable prior to six months after the date it is granted.

       6.3 Upon the termination of the employment of a participant with the Company Group, unless specified otherwise in the Agreement evidencing such Option, such participant's rights to exercise an Option then held shall be as follows, subject to the authority of the Administrator to extend the exercisability of an Option in its sole discretion (with the consent of the participant or the participant's legal representative in the case of an ISO):

                          (a) Death or Permanent and Total Disability. If the
                              ---------------------------------------
            employment is terminated by reason of the death or "permanent and total disability" (as defined in Section 22(e)(3) of the IRC) of the participant, each Option held by the participant on the date of termination shall expire on the earlier of (i) the date that is 12 months after the date of termination of employment, or (ii) the fixed expiration date of such Option.

                          (b) Other Disability. If the employment is terminated
                              ----------------
            by reason of the disability of the participant that is not permanent and total disability (as defined in Section 22(e)(3) of the IRC), each Option held by the participant on the date of termination shall expire the earlier of (i) the date that is three months after the date of termination of employment for each Option that is an ISO, or the date that is 12 months after the date of termination of employment for each Option that is an NQSO, or (ii) the fixed expiration date of such Option.

                          (c) Other Termination. If the employment is terminated
                              -----------------
            by any reason other than death or disability, each Option held by the participant on the date of termination shall expire on the earlier of (i) the date that is three months after the date of termination of employment, or (ii) the fixed expiration date of such Option.


     6.4 Unless the Agreement evidencing the Option provides otherwise, if the employment of a participant is terminated for any reason other than by voluntary termination by the participant or termination by the Company or any subsidiary "for cause", all Options held by such participant shall become immediately vested, notwithstanding any conditions to the vesting of such Options set forth herein or in the Agreement reflecting such Options. If for purposes of this Plan, termination "for cause" shall mean termination because of the participant's personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule or regulation (other than traffic violations or similar offenses) or final cease and desist order.

     6.5 The Options of a participant who dies shall be exercisable by a legatee or legatees of such Options under the participant's last will, or by such participant's executor, personal representative or distributees. However, in the event of a participant's death after the date of termination of employment that occurs for another reason, such deceased's participant's Options shall expire in accordance with their terms as if such participant were still living.

     6.6 The Administrator shall have the authority to determine the reason for and date of termination of employment of each participant (including but not limited to determining whether a termination is by reason of disability or retirement), which determination shall be final, binding and conclusive on all interested parties.

     6.7 In the event that the Company enters into one or more agreements to dispose of all or substantially all of its assets or the Company's stockholders dispose of or become obligated to dispose of 50% or more of the outstanding shares of Common Stock, other than to the Company or a subsidiary of the Company, in either case by means of a tender offer, sale, merger, reorganization or liquidation, in one or a series of related transactions (an "Acceleration Event"), then each outstanding Option shall become exercisable during the 30 days immediately prior to the scheduled consummation of the Acceleration Event with respect to the full number of shares for which such option has been granted; provided, however, that no Acceleration Event shall be deemed to occur
         --------  -------
for purposes of this section in the event that (i) the terms of the agreements pursuant to which such transaction is occuring require as a condition to the consummation thereof that each Option shall either be assumed by a successor corporation or parent thereof or be replaced with a comparable option to purchase shares of capital stock of a successor corporation or parent thereof, and (ii) the transaction is approved by a majority of the directors who have been in office for more than 12 months prior to the scheduled consummation of the transaction. Any exercise of Options during such 30-day period shall be conditioned upon the consummation of the Acceleration Event, and in the event the Acceleration Event is not consummated all exercises of Options made pursuant to this section shall be of no further force or effect; unless, with respect to any such Option, such Option was otherwise exercisable in accordance with its terms without regard to this section and the participant exercising such Option indicates in writing that such exercise is not conditioned on the consummation of the Acceleration Event. Upon consummation of the Acceleration Event, all outstanding Options, whether or not accelerated pursuant to this section, shall expire and cease to be exercisable, unless assumed by the successor corporation or a parent thereof.

        6.8 The Administrator shall have the authority to effect, at any time and from time to time, with the consent of the affected participant, the cancellation of any or all outstanding Options and the grant in substitution thereof of new Options under this Plan (subject to the limitations hereof) providing for the purchase of the same or a different number of shares of Common Stock at an Exercise Price not less that 100% of the fair market value of the Common Stock on the new grant date. The Agreement reflecting the terms of the new Options may, in the discretion of the Administrator, include the same terms and conditions as the Agreement reflecting the terms of the old Options including, without limitation, the same vesting schedule.

              The Administrator may, in its discretion, amend the terms of any Agreement, with the consent of the affected participant, to provide that the Exercise Price of the shares remaining subject to the original Option shall be reestablished at a price not less than 100% of the fair market value of the Common Stock on the effective date of such amendment.

7.      Awards

        7.1 The Administrator may from time to time, in its sole discretion, grant to such officers and employees of the Company Group as it designates, awards ("Awards") consisting of shares of the Common Stock. Awards may be granted as compensation for past services and may be granted without condition or subject to forfeiture if vesting or other criteria established by the Administrator are not satisfied. In addition, Awards may consist of the right to receive shares of Common Stock in the future if certain performance or other criteria established by the Administrator in connection with the Award are met. For purposes of the Plan, an Award shall be deemed outstanding at any date if the receipt of shares of Common Stock pursuant to the Award is subject to one or more conditions to be fulfilled subsequent to that date or, if the shares shall have been issued prior to that date, the shares shall be subject to forfeiture if one or more conditions are not fulfilled subsequent to that date.

        7.2 The Administrator shall have full and final authority in its discretion in the case of each Award to determine the time or times at which Awards will be granted, the number of shares of Common Stock subject to each Award, the vesting, performance or other criteria (if any) to be established under which receipt of the shares will be conditioned, the conditions (if any) upon which the shares will be subject to forfeiture, the duration of the periods over which such performance criteria will be measured and the other terms and conditions of each Award, and to prescribe the form or forms of the Agreements reflecting the terms and conditions of each Award. The terms and conditions of Awards need not be the same for each participant.

        7.3 All shares of Common Stock subject to an outstanding Award shall be issued by the Company to the participant at such time as any Acceleration Event is consummated: provided, however, that no Acceleration Event shall be deemed to occur for the purposes of this section in the event that (i) the terms of the agreements pursuant to which such transaction is occurring require as a condition to the consummation thereof that each Award shall either be assumed by a successor corporation or parent thereof or be replaced with a comparable award of shares of capital stock of the successor corporation or parent thereof, and
(ii) the transaction is approved by a majority of the directors who have been in office for more than 12 months prior to the scheduled consummation of the transaction.

8.      Adjustments and Changes in the Common Stock.

        8.1 In the event that the shares of Common Stock as presently constituted shall be changed into or exchanged for a different number or kind of shares of stock or other securities of the Company, or if the number of such shares of Common Stock shall be increased through the payment of a stock dividend, then unless such change results in the termination of all outstanding Options or Awards pursuant to the provisions of Sections 6.7 or 7.3, there shall be substituted for or added to each share of Common Stock theretofore appropriated or thereafter subject or which may be come subject to an Option or an Award, the number and kind of shares of stock or other securities into which each outstanding share of Common Stock shall be so changed, or for which each share shall be exchanged, or to which each such share shall be entitled, as the case may be. Each Agreement shall be deemed amended appropriately as to price and other terms as may be necessary in the determination of the Administrator to reflect the foregoing events. In the event there shall be any other change in the number or kind of outstanding Common Stock, or of any stock or securities into which such shares have been changed, or for which it shall have been exchanged, then if the Administrator shall, in its sole discretion, determine that such change requires an adjustment in the terms of any Option or Award granted or that may be granted, such adjustment shall be made in accordance with such determination and each Agreement reflecting such terms shall be deemed amended. Fractional shares resulting from any adjustment in Options or Awards pursuant to this section shall be rounded down to the nearest whole number of shares.

       8.2 Notwithstanding the foregoing, any and all adjustments in the terms of ISO's shall comply in all respects with applicable sections of the IRC and the regulations thereunder.

       8.3 Notice of any adjustment in the terms of Options or Awards shall be given by the Company to each holder of an Option or Award that has been so adjusted. However, such adjustment shall be effective and binding for all purposes whether or not such notice is give or received.

9.     No Rights as Stockholder.

       No participant shall have rights as a holder of Common Stock with respect to Options or Awards unless and until certificates for shares of such stock are issued to the participant or the participant's legal representative.

10.    Withholding Taxes.

       The Company shall have the right to withhold from the participant, at the time of the issuance by the Company of any shares, any federal, state or other taxes required by law to be withheld with respect to such issuance or to require (through withholding from the participant's salary or otherwise) the payment by the participant of any such taxes.

11.    Non-Transferability.

       No Option or outstanding Award may be in any way transferred, assigned, pledged or hypothecated by the participant to whom it was granted or awarded, other than by will or the laws of descent and distribution, and an Option may be exercised during the participant's lifetime only by the participant or the participant's legal representative; provided, however, that the Administrator
                                    --------  -------
may upon request consent to transfers of NQSO's or Awards as it may determine in its sole discretion, if such transfer is pursuant to a "qualified domestic relations order" as defined by the IRC, and subject to such conditions as the Administrator may require.

12.    Amendments and Termination.

       12.1 In addition to such amendments as are provided for in Section 12, with the consent of the affected participant the Administrator may amend any outstanding Agreement in a manner not inconsistent with this Plan.

       12.2 The Board may at any time terminate or from time to time amend this Plan in whole or in part, but no such action shall adversely affect any rights or obligations with respect to any Options or Awards theretofore granted under this Plan; provided however, without stockholder approval, no amendment of
                 -------- -------
this Plan shall be effective which would increase the maximum number of shares of Common Stock referred to in Section 5.

13.    Governing Law.

       The validity and construction of this Plan and the Agreements shall be governed by the laws of the State of California.

-------------------------------------------------------------------------------
                                                                REVOCABLE PROXY

                            HIGHLAND BANCORP, INC.

               THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

  The undersigned stockholder of Highland Bancorp, Inc. (the "Company") hereby appoints Richard J. Cross and Stephen N. Rippe and each of them, with full power of substitution, proxies of the undersigned with authorization to represent and vote all shares of Common Stock, par value $0.01 per share, of the Company held of record by the undersigned, as directed below and in their discretion on all other matters which may properly come before the Annual Meeting of Stockholders to be held on April 22, 1998, and at any adjournment or adjournments thereof, as if the undersigned were present and voting at the Meeting.

  The shares represented by this proxy, when duly executed and returned, will be voted as directed herein by the undersigned. Where no direction is given, such shares will be voted "FOR" the election of all nominees for director, "FOR" the approval of the amended and restated Option Plan and "FOR" ratification of KPMG Peat Marwick LLP as independent auditors.

 This proxy is continued on the reverse side. Please sign on the reverse side and return promptly.
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

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                                                                   Please mark
                                                              [X]   your votes
                                                                     as shown

1. ELECTION OF DIRECTORS: To elect the following two directors to serve until the election of Directors in 2001 and until their respective successors are elected and have qualified: Richard J. Cross and William G. Dyess.

                                                               WITHHOLD
                                                              AUTHORITY
                                      WITHHOLD             to vote for the
                     FOR all         AUTHORITY           following nominees
                    nominees         to vote for         only (write the name
                 listed above.    nominees listed.     of the nominees below).
                     [_]                [_]                      [_]

2. APPROVAL OF AMENDED AND RESTATED OPTION PLAN: To approve the Company's amended and restated 1994 Stock Option and Performance Share Award Plan.

                   FOR      AGAINST     ABSTAIN
                   [_]        [_]         [_]

3. APPROVAL OF INDEPENDENT AUDITORS: To ratify the selection of KPMG Peat Marwick LLP as the Company's independent auditors for 1998.

                   FOR      AGAINST     ABSTAIN
                   [_]        [_]         [_]

4. OTHER BUSINESS: To transact such other business as may properly come before the Meeting and at any and all adjournments thereof. The Board of Directors at present knows of no other business to be presented by or on behalf of the Company or the Board of Directors at the Meeting.

The proxies are authorized to vote as recommended by the Board of Directors upon such other business as may properly come before the Meeting. The undersigned hereby acknowledges receipt of the accompanying Notice of Meeting and Proxy Statement.


Date: ___________________________________________________________________, 1998

Signed: _______________________________________________________________________

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(Please sign your name (or names) as it appears on the label affixed hereon.
When signing in a fiduciary or representative capacity or as a corporate officer, please indicate and state such capacity, title or office.)

I/we do  [_]  do not  [_]  plan to attend the Meeting.

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                             FOLD AND DETACH HERE